UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2020

Better Choice Company Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 Douglas Rd E, Oldsmar, Florida	34677
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, Including Area Code): (646) 846-4280

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Delay of 10-K Filing due to Coronavirus Disease 2019 (COVID-19) Related Issues

Due to the outbreak of coronavirus disease 2019 (COVID-19), Better Choice Company Inc. (the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”), originally due on March 30, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”), regarding extensions granted to certain public companies.

The Company has had to close all of its offices due to the ongoing pandemic of COVID-19. This has disrupted the Company’s business operations and has resulted in the Company’s and the requisite personnel’s inability to review and prepare and timely file its Form 10-K. As a result, the Company will be relying on the 45 day grace-period provided by the SEC’s Order to extend the filing deadline within which the Company is required to file its Form 10-K.  The Company will file its Form 10-K on or before May 14, 2020, 45 days after the original due date for its Form 10-K.

In addition, the Company is supplementing the risk factors mostly recently disclosed in the Company’s Registration Statement on Form S-1 filed with the SEC on October 28, 2019 (the “Registration Statement”) with the following risk factor:

The COVID-19 pandemic could have a material adverse impact on our business, results of operations and financial condition.

In December 2019, a novel strain of coronavirus (“COVID-19”) was reported to have surfaced in Wuhan, China. In January 2020, the World Health Organization declared the novel coronavirus outbreak a “Public Health Emergency of International Concern.”  This world-wide outbreak has resulted in the implementation of significant governmental measures, including lockdowns, closures, quarantines and travel bans intended to control the spread of the virus. Companies are also taking precautions, such as requiring employees to work remotely, imposing travel restrictions and temporarily closing businesses and facilities. These restrictions, and future prevention and mitigation measures, are likely to have an adverse impact on global economic conditions and consumer confidence and spending, which could materially adversely affect the supply of as well as the demand for our products. Uncertainties regarding the economic impact of COVID-19 is likely to result in sustained market turmoil, which could also negatively impact our business, financial condition and cash flows.

We source our products from suppliers and manufacturers located in the United States and New Zealand. The impact of COVID-19 on these suppliers, or any of our other suppliers, co-manufacturers, distributors or transportation or logistics providers, may negatively affect the price and availability of our ingredients and/or packaging materials and impact our supply chain. If the disruptions caused by COVID-19 continue for an extended period of time, our ability to meet the demands of our customers may be materially impacted.

Additionally, we depend on a logistics partner and our warehouse facilities located in Tampa, Florida. If we are forced to scale back hours of operation or close these facilities in response to the pandemic, we expect our business, financial condition and results of operations would be materially adversely affected.

The extent to which the coronavirus will further impact our business will depend on future developments and, given the uncertainty around the extent and timing of the potential future spread or mitigation and around the imposition or relaxation of protective measures, we cannot reasonably estimate the impact to our business at this time.

The extent of COVID-19’s effect on our operational and financial performance will depend on future developments, including the duration, spread and intensity of the outbreak, all of which are uncertain and difficult to predict considering the rapidly evolving landscape. As a result, it is not currently possible to ascertain the overall impact of COVID-19 on our business. However, if the pandemic continues to evolve into a severe worldwide health crisis, the disease could have a material adverse effect on our business, results of operations, financial condition and cash flows and adversely impact the trading price of our common stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on the Company’s business and operations. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID-19 outbreak, including levels of consumer, business and economic confidence generally. The duration of the COVID-19 outbreak and severity of such outbreak, the pace of recovery following the COVID-19 outbreak, the effect on the Company’s supply chain and manufacturing capabilities, its ability to implement cost containment and business recovery strategies; and the adverse effects of the COVID-19 outbreak on the Company’s business or the market price of the Company’s common stock and the risk factors described under the caption “Risk factors” in the Registration Statement, as such factors may be updated from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

By:	/s/ Werner von Pein
Name:	Werner von Pein
Title:	Chief Executive Officer

March 27, 2020